Statistical Supplement Package (unaudited) Second Quarter 2018 Page 1 of 54

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information.................................................................................................................... 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 Page 2 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Consolidated Results Page 3 of 54

Ameriprise Financial, Inc. Statistical Supplement Presentation Second Quarter 2018 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities ("CIEs"), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. Page 4 of 54

Ameriprise Financial, Inc. Consolidated GAAP Income Statements Second Quarter 2018 Prior Year Comparisons (in millions, except per share amounts, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Revenues Management and financial advice fees $ 1,568 $ 1,639 $ 1,721 $ 1,669 $ 1,691 $ 3,055 $ 3,360 $ 123 8% $ 305 10% $ 22 1 % Distribution fees 425 435 456 468 465 866 933 40 9% 67 8% (3) (1)% Net investment income 391 372 355 396 419 782 815 28 7% 33 4% 23 6 % Premiums 348 348 359 343 357 687 700 9 3% 13 2% 14 4 % Other revenues 292 232 303 308 284 570 592 (8) (3)% 22 4% (24) (8)% Total revenues 3,024 3,026 3,194 3,184 3,216 5,960 6,400 192 6% 440 7% 32 1 % Banking and deposit interest expense 12 12 14 16 20 22 36 8 67% 14 64% 4 25 % Total net revenues 3,012 3,014 3,180 3,168 3,196 5,938 6,364 184 6% 426 7% 28 1 % Expenses Distribution expenses 831 850 893 905 902 1,654 1,807 71 9% 153 9% (3) - Interest credited to fixed accounts 171 176 147 141 180 333 321 9 5% (12) (4)% 39 28 % Benefits, claims, losses and settlement expenses 611 474 581 494 635 1,178 1,129 24 4% (49) (4)% 141 29 % Amortization of deferred acquisition costs 69 48 78 92 63 141 155 (6) (9)% 14 10% (29) (32)% Interest and debt expense 52 52 53 51 80 102 131 28 54% 29 28% 29 57 % General and administrative expense 767 781 833 789 788 1,544 1,577 21 3% 33 2% (1) - Total expenses 2,501 2,381 2,585 2,472 2,648 4,952 5,120 147 6% 168 3% 176 7 % Pretax income 511 633 595 696 548 986 1,244 37 7% 258 26% (148) (21)% Income tax provision 118 126 418 102 86 190 188 (32) (27)% (2) (1)% (16) (16)% Net income $ 393 $ 507 $ 177 $ 594 $ 462 $ 796 $ 1,056 $ 69 18% $ 260 33% $ (132) (22)% Net Investment Income Investment income on fixed maturities $ 335 $ 340 $ 337 $ 329 $ 334 $ 672 $ 663 $ (1) - $ (9) (1)% $ 5 2 % Realized investment gains (losses) 21 (3) 11 6 5 38 11 (16) (76)% (27) (71)% (1) (17)% Affordable housing (13) (17) (58) (11) (14) (25) (25) (1) (8)% - - (3) (27)% Other (including seed money) 20 26 38 46 43 44 89 23 # 45 # (3) (7)% Consolidated investment entities 28 26 27 26 51 53 77 23 82% 24 45% 25 96 % Total net investment income $ 391 $ 372 $ 355 $ 396 $ 419 $ 782 $ 815 $ 28 7% $ 33 4% $ 23 6 % Earnings Per Share Basic earnings per share $ 2.53 $ 3.31 $ 1.17 $ 3.97 $ 3.14 $ 5.09 $ 7.13 $ 0.61 24% $ 2.04 40% $ (0.83) (21)% Earnings per diluted share $ 2.50 $ 3.26 $ 1.15 $ 3.91 $ 3.10 $ 5.01 $ 7.02 $ 0.60 24% $ 2.01 40% $ (0.81) (21)% Earnings per diluted share growth 26.9 % NM (53.3)% 55.2% 24.0% 23.4% 40.1% (2.9)% 16.7% (31.2)% Weighted average common shares outstanding Basic weighted average common shares outstanding 155.1 153.0 151.0 149.5 147.0 156.3 148.2 (8.1) (5)% (8.1) (5)% (2.5) (2)% Effect of potentially dilutive nonqualified stock options and other share-based awards 2.4 2.4 2.8 2.6 2.0 2.5 2.3 (0.4) (17)% (0.2) (8)% (0.6) (23)% Diluted weighted average common shares outstanding 157.5 155.4 153.8 152.1 149.0 158.8 150.5 (8.5) (5)% (8.3) (5)% (3.1) (2)% Metrics Net revenue growth 4.0% (0.3)% 2.9% 8.3% 6.1% 4.4% 7.2% 2.1% 2.8% (2.2)% Pretax income margin 17.0% 21.0% 18.7% 22.0% 17.1% 16.6% 19.5% 0.1% 2.9% (4.9)% Effective tax rate 23.1% 19.9% 70.3% 14.7% 15.7% 19.3% 15.2% (7.4)% (4.1)% 1.0 % Total equity / outstanding shares (1) $ 40.62 $ 41.54 $ 39.91 $ 39.38 $ 38.71 $ 40.62 $ 38.71 $ (1.91) (5)% $ (1.91) (5)% $ (0.67) (2)% Total equity excluding AOCI / outstanding shares (2)(3) $ 38.67 $ 39.49 $ 38.39 $ 39.41 $ 39.94 $ 38.67 $ 39.94 $ 1.27 3% $ 1.27 3% $ 0.53 1% (1) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end. (2) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (3) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48. NM Not Meaningful # Variance equal to or greater than 100%. Page 5 of 54

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Second Quarter 2018 Prior Year Comparisons (in millions except per share amounts, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Revenues Total net revenues $ 3,012 $ 3,014 $ 3,180 $ 3,168 $ 3,196 $ 5,938 $ 6,364 $ 184 6% $ 426 7% $ 28 1 % Less revenues attributable to the CIEs 25 23 24 22 49 47 71 24 96% 24 51% 27 # Less net realized investment gains (losses) (1) 21 (3) 11 6 5 38 11 (16) (76)% (27) (71)% (1) (17)% Less market impact on indexed universal life benefits (1) (3) (5) 8 13 (10) (2) 3 (7) # 5 # (23) # Less market impact of hedges on investments (8) (1) 6 16 5 (7) 21 13 # 28 # (11) (69)% (2) Adjusted operating total net revenues $ 2,977 $ 3,000 $ 3,131 $ 3,111 $ 3,147 $ 5,862 $ 6,258 $ 170 6% $ 396 7% $ 36 1 % Earnings Net income $ 393 $ 507 $ 177 $ 594 $ 462 $ 796 $ 1,056 $ 69 18% $ 260 33% $ (132) (22)% Less net income (loss) attributable to the CIEs - - - - - 1 - - - (1) # - - Integration/restructuring charges (3) - 1 4 3 4 - 7 4 - 7 - 1 33 % Market impact on variable annuity guaranteed benefits (1)(3) 80 55 34 5 80 143 85 - - (58) (41)% 75 # Market impact on fixed index annuity benefits (1)(3) - - - - - - - - - - - - - Market impact on indexed universal life benefits (1)(3) 6 10 (20) (25) 20 6 (5) 14 # (11) # 45 # Market impact of hedges on investments (3) 8 1 (6) (16) (5) 7 (21) (13) # (28) # 11 69 % Less net realized investment gains (losses) (1)(3) 20 (3) 11 6 5 36 11 (15) (75)% (25) (69)% (1) (17)% Tax effect of adjustments (4) (26) (25) - 8 (20) (42) (12) 6 23% 30 71% (28) # (2) Adjusted operating earnings $ 441 $ 552 $ 178 $ 563 $ 536 $ 873 $ 1,099 $ 95 22% $ 226 26% $ (27) (5)% Pretax Earnings Pretax income $ 511 $ 633 $ 595 $ 696 $ 548 $ 986 $ 1,244 $ 37 7% $ 258 26% $ (148) (21)% Less pretax income (loss) attributable to the CIEs 1 - - - - 2 - (1) # (2) # - - Integration/restructuring charges - 1 4 3 4 - 7 4 - 7 - 1 33 % Market impact on variable annuity guaranteed benefits (1) 80 55 34 5 80 143 85 - - (58) (41)% 75 # Market impact on fixed index annuity benefits (1) - - - - - - - - - - - - - Market impact on indexed universal life benefits (1) 6 10 (20) (25) 20 6 (5) 14 # (11) # 45 # Market impact of hedges on investments 8 1 (6) (16) (5) 7 (21) (13) # (28) # 11 69 % Less net realized investment gains (losses) (1) 20 (3) 11 6 5 36 11 (15) (75)% (25) (69)% (1) (17)% (2) Pretax adjusted operating earnings $ 584 $ 703 $ 596 $ 657 $ 642 $ 1,104 $ 1,299 $ 58 10% $ 195 18% $ (15) (2)% Pretax Adjusted Operating Margin (2)(5) 19.6% 23.4% 19.0% 21.1% 20.4% 18.8% 20.8% 0.8% 2.0% (0.7)% Adjusted Operating Effective Tax Rate (2)(6) 24.5% 21.5% 70.1% 14.3% 16.5% 20.9% 15.4% (8.0)% (5.5)% 2.2 % Weighted Average Common Shares Outstanding Basic 155.1 153.0 151.0 149.5 147.0 156.3 148.2 (8.1) (5)% (8.1) (5)% (2.5) (2)% Diluted 157.5 155.4 153.8 152.1 149.0 158.8 150.5 (8.5) (5)% (8.3) (5)% (3.1) (2)% Adjusted Operating Earnings Per Share (2) Basic adjusted operating earnings per share $ 2.84 $ 3.61 $ 1.18 $ 3.77 $ 3.65 $ 5.59 $ 7.42 $ 0.81 29% $ 1.83 33% $ (0.12) (3)% Adjusted operating earnings per diluted share $ 2.80 $ 3.55 $ 1.16 $ 3.70 $ 3.60 $ 5.50 $ 7.30 $ 0.80 29% $ 1.80 33% $ (0.10) (3)% Return on Equity Return on equity excluding AOCI (2)(6) 23.0% 28.2% 24.8% 28.3% 29.6% 23.0% 29.6% 6.6% 6.6% 1.3 % Adjusted operating return on equity excluding AOCI (2)(6) 25.2% 30.9% 26.9% 29.3% 31.1% 25.2% 31.1% 5.9% 5.9% 1.8% (1) Adjusted operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits, market impact on fixed index annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual. (2) See non-GAAP financial information on pg 33. (3) Pretax adjusted operating adjustments (4) Calculated using the statutory tax rate of 35% in 2017 and 21% in 2018. (5) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. (6) Non-GAAP financial measure reconciliations can be found on pg 47. # Variance equal to or greater than 100%. Page 6 of 54

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Second Quarter 2018 Prior Year Comparisons (in millions except per share amounts, headcount and where noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Book Value Total equity excluding CIEs / outstanding shares (1)(2) $ 40.61 $ 41.53 $ 39.91 $ 39.38 $ 38.70 $ 40.61 $ 38.70 $ (1.91) (5)% $ (1.91) (5)% $ (0.68) (2)% Total equity excluding CIEs and AOCI / outstanding shares (1)(3) $ 38.67 $ 39.48 $ 38.38 $ 39.41 $ 39.93 $ 38.67 $ 39.93 $ 1.26 3% $ 1.26 3% $ 0.52 1 % Adjusted Operating Metrics Adjusted operating total net revenue growth: Target 6 - 8% 3.3% 0.7% 5.6% 7.8% 5.7% 2.9% 6.8% 2.4% 3.9% (2.1)% Adjusted operating earnings per diluted share growth: Target 12 - 15% 25.6 % NM (57.4)% 37.0% 28.6% 25.0% 32.7% 3.0% 7.7% (8.4)% Adjusted operating return on equity excluding AOCI: Target 19 - 23% (1) 25.2% 30.9% 26.9% 29.3% 31.1% 25.2% 31.1% 5.9% 5.9% 1.8 % Debt to Capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 31.8% 31.5% 32.5% 33.0% 33.8% 31.8% 33.8% 2.0% 2.0% 0.8 % Goodwill and Intangible Assets $ 1,931 $ 1,983 $ 2,027 $ 2,034 $ 2,009 $ 1,931 $ 2,009 $ 78 4% $ 78 4% $ (25) (1)% Assets Under Management and Administration Advice & Wealth Management AUM $ 221,074 $ 233,890 $ 246,715 $ 249,565 $ 257,227 $ 221,074 $ 257,227 $ 36,153 16% $ 36,153 16% $ 7,662 3 % Asset Management AUM 472,649 483,953 494,558 485,315 482,072 472,649 482,072 9,423 2% 9,423 2% (3,243) (1)% Corporate AUM 318 292 41 39 39 318 39 (279) (88)% (279) (88)% - - Eliminations (24,577) (25,883) (27,039) (26,313) (28,705) (24,577) (28,705) (4,128) (17)% (4,128) (17)% (2,392) (9)% Total Assets Under Management 669,464 692,252 714,275 708,606 710,633 669,464 710,633 41,169 6% 41,169 6% 2,027 - Total Assets Under Administration 165,234 177,203 182,767 178,621 180,278 165,234 180,278 15,044 9% 15,044 9% 1,657 1 % Total AUM and AUA $ 834,698 $ 869,455 $ 897,042 $ 887,227 $ 890,911 $ 834,698 $ 890,911 $ 56,213 7% $ 56,213 7% $ 3,684 - Business Metrics Total Ameriprise client assets $ 512,035 $ 538,662 $ 559,692 $ 556,694 $ 565,726 $ 512,035 $ 565,726 $ 53,691 10% $ 53,691 10% $ 9,032 2 % Total financial advisors 9,640 9,890 9,896 9,881 9,906 9,640 9,906 266 3% 266 3% 25 - Net Flows and Net Deposits Advisor wrap $ 4,451 $ 6,125 $ 5,013 $ 5,689 $ 5,260 $ 8,395 $ 10,949 $ 809 18% $ 2,554 30% $ (429) (8)% Asset Management (8,742) (4,670) 2,357 (7,659) (1,739) (14,371) (9,398) 7,003 80% 4,973 35% 5,920 77 % Annuities (4) (1,252) (1,098) (1,144) (1,162) (984) (2,588) (2,146) 268 21% 442 17% 178 15 % Variable universal life / Universal life (52) (72) (46) (82) (65) (126) (147) (13) (25)% (21) (17)% 17 21 % S&P 500 Daily average 2,396 2,465 2,605 2,733 2,704 2,360 2,718 308 13% 358 15% (29) (1)% Period end 2,423 2,519 2,674 2,641 2,718 2,423 2,718 295 12% 295 12% 77 3 % Weighted Equity Index (WEI) (5) Daily average 1,752 1,803 1,901 1,984 1,965 1,724 1,975 213 12% 251 15% (19) (1)% Period end 1,774 1,847 1,948 1,923 1,967 1,774 1,967 193 11% 193 11% 44 2% (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48. (2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end. (3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (4) Excludes payout annuities. (5) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets. NM Not Meaningful Page 7 of 54

Ameriprise Financial, Inc. Common Share and Capital Summary Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Common shares Beginning balance 153.0 150.3 148.3 146.6 145.0 154.8 146.6 (8.0) (5)% (8.2) (5)% (1.6) (1)% Repurchases (2.8) (2.3) (1.9) (2.4) (2.9) (5.7) (5.3) (0.1) (4)% 0.4 7% (0.5) (21)% Issuances 0.2 1.2 0.5 1.2 0.2 2.3 1.4 - - (0.9) (39)% (1.0) (83)% Other (0.1) (0.9) (0.3) (0.4) (0.1) (1.1) (0.5) - - 0.6 55% 0.3 75 % Total common shares outstanding 150.3 148.3 146.6 145.0 142.2 150.3 142.2 (8.1) (5)% (8.1) (5)% (2.8) (2)% Restricted stock units 3.5 3.5 3.6 3.3 3.3 3.5 3.3 (0.2) (6)% (0.2) (6)% - - Total basic common shares outstanding 153.8 151.8 150.2 148.3 145.5 153.8 145.5 (8.3) (5)% (8.3) (5)% (2.8) (2)% Total potentially dilutive shares 2.3 2.3 2.9 2.3 2.0 2.3 2.0 (0.3) (13)% (0.3) (13)% (0.3) (13)% Total diluted shares 156.1 154.1 153.1 150.6 147.5 156.1 147.5 (8.6) (6)% (8.6) (6)% (3.1) (2)% Capital Returned to Shareholders Dividends paid $ 129 $ 129 $ 123 $ 125 $ 132 $ 250 $ 257 $ 3 2% $ 7 3% $ 7 6 % Common stock share repurchases $ 352 $ 333 $ 302 $ 387 $ 400 $ 709 $ 787 $ 48 14% $ 78 11% $ 13 3 % Allocated Capital (1) Advice & Wealth Management $ 661 $ 707 $ 710 $ 718 $ 738 $ 661 $ 738 $ 77 12% $ 77 12% $ 20 3 % Asset Management 1,822 1,821 1,868 1,871 1,867 1,822 1,867 45 2% 45 2% (4) - Annuities 1,956 1,928 1,933 1,909 1,911 1,956 1,911 (45) (2)% (45) (2)% 2 - Protection 1,460 1,391 1,339 1,465 1,455 1,460 1,455 (5) - (5) - (10) (1)% Corporate & Other 2,898 2,996 2,765 2,731 2,689 2,898 2,689 (209) (7)% (209) (7)% (42) (2)% Total allocated capital $ 8,797 $ 8,843 $ 8,615 $ 8,694 $ 8,660 $ 8,797 $ 8,660 $ (137) (2)% $ (137) (2)% $ (34) - (1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Page 8 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Segment Results Page 9 of 54

Ameriprise Financial, Inc. Segment Summary Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Segment Summary Advice & Wealth Management Adjusted operating total net revenues $ 1,376 $ 1,410 $ 1,509 $ 1,501 $ 1,543 $ 2,697 $ 3,044 $ 167 12% $ 347 13% $ 42 3 % Adjusted operating expenses 1,085 1,111 1,184 1,185 1,193 2,158 2,378 108 10% 220 10% 8 1 % Pretax adjusted operating earnings $ 291 $ 299 $ 325 $ 316 $ 350 $ 539 $ 666 $ 59 20% $ 127 24% $ 34 11 % Allocated capital $ 661 $ 707 $ 710 $ 718 $ 738 $ 661 $ 738 $ 77 12% $ 77 12% $ 20 3 % Adjusted operating return on allocated capital (1) 131.8% 132.5% 112.5% 119.2% 126.6% 131.8% 126.6% (5.2)% (5.2)% 7.4 % Pretax adjusted operating margin 21.1% 21.2% 21.5% 21.1% 22.7% 20.0% 21.9% 1.6% 1.9% 1.6 % Asset Management Adjusted operating total net revenues $ 747 $ 784 $ 816 $ 778 $ 755 $ 1,472 $ 1,533 $ 8 1% $ 61 4% $ (23) (3)% Adjusted operating expenses 571 580 606 583 572 1,146 1,155 1 - 9 1% (11) (2)% Pretax adjusted operating earnings $ 176 $ 204 $ 210 $ 195 $ 183 $ 326 $ 378 $ 7 4% $ 52 16% $ (12) (6)% Allocated capital $ 1,822 $ 1,821 $ 1,868 $ 1,871 $ 1,867 $ 1,822 $ 1,867 $ 45 2% $ 45 2% $ (4) - Adjusted operating return on allocated capital (1) 29.3% 30.6% 26.3% 28.4% 29.3% 29.3% 29.3% - - 0.9 % Pretax adjusted operating margin 23.6% 26.0% 25.7% 25.1% 24.2% 22.1% 24.7% 0.6% 2.6% (0.9)% Adjusted operating total net revenues $ 747 $ 784 $ 816 $ 778 $ 755 $ 1,472 $ 1,533 $ 8 1% $ 61 4% $ (23) (3)% Distribution pass thru revenues (194) (197) (202) (201) (196) (400) (397) (2) (1)% 3 1% 5 2 % Subadvisory and other pass thru revenues (91) (91) (94) (85) (88) (183) (173) 3 3% 10 5% (3) (4)% (2) Net adjusted operating revenues $ 462 $ 496 $ 520 $ 492 $ 471 $ 889 $ 963 $ 9 2% $ 74 8% $ (21) (4)% Pretax adjusted operating earnings $ 176 $ 204 $ 210 $ 195 $ 183 $ 326 $ 378 $ 7 4% $ 52 16% $ (12) (6)% Adjusted operating net investment income (6) (6) (12) (2) (8) (10) (10) (2) (33)% - - (6) # Amortization of intangibles 4 4 5 5 4 8 9 - - 1 13% (1) (20)% (2) Net adjusted operating earnings $ 174 $ 202 $ 203 $ 198 $ 179 $ 324 $ 377 $ 5 3% $ 53 16% $ (19) (10)% Net pretax adjusted operating margin (2)(3) 37.7% 40.7% 39.0% 40.2% 38.0% 36.4% 39.1% 0.3% 2.7% (2.2)% Annuities Adjusted operating total net revenues $ 627 $ 626 $ 638 $ 613 $ 622 $ 1,235 $ 1,235 $ (5) (1)% $ - - $ 9 1 % Adjusted operating expenses 485 345 490 481 493 954 974 8 2% 20 2% 12 2 % Pretax adjusted operating earnings $ 142 $ 281 $ 148 $ 132 $ 129 $ 281 $ 261 $ (13) (9)% $ (20) (7)% $ (3) (2)% Allocated capital $ 1,956 $ 1,928 $ 1,933 $ 1,909 $ 1,911 $ 1,956 $ 1,911 $ (45) (2)% $ (45) (2)% $ 2 - Adjusted operating return on allocated capital (1) 13.7% 28.0% 24.9% 25.0% 25.2% 13.7% 25.2% 11.5% 11.5% 0.2 % Pretax adjusted operating margin 22.6% 44.9% 23.2% 21.5% 20.7% 22.8% 21.1% (1.9)% (1.7)% (0.8)% Protection Adjusted operating total net revenues $ 517 $ 478 $ 528 $ 519 $ 533 $ 1,038 $ 1,052 $ 16 3% $ 14 1% $ 14 3 % Adjusted operating expenses 466 423 481 449 488 924 937 22 5% 13 1% 39 9 % Pretax adjusted operating earnings $ 51 $ 55 $ 47 $ 70 $ 45 $ 114 $ 115 $ (6) (12)% $ 1 1% $ (25) (36)% Allocated capital $ 1,460 $ 1,391 $ 1,339 $ 1,465 $ 1,455 $ 1,460 $ 1,455 $ (5) - $ (5) - $ (10) (1)% Adjusted operating return on allocated capital (1) 15.1% 13.2% 10.3% 10.9% 10.9% 15.1% 10.9% (4.2)% (4.2)% - Pretax adjusted operating margin 9.9% 11.5% 8.9% 13.5% 8.4% 11.0% 10.9% (1.5)% (0.1)% (5.1)% Corporate & Other Corporate excluding Long Term Care pretax adjusted operating loss $ (73) $ (78) $ (121) $ (58) $ (60) $ (154) $ (118) $ 13 18% $ 36 23% $ (2) (3)% Long Term Care pretax adjusted operating earnings (loss) $ (3) $ (58) $ (13) $ 2 $ (5) $ (2) $ (3) $ (2) (67)% $ (1) (50)% $ (7) # (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%. (2) See non-GAAP financial information on pg 33. (3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. # Variance equal to or greater than 100%. Page 10 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Advice & Wealth Management Segment Page 11 of 54

Ameriprise Financial, Inc. Advice & Wealth Management Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Advice & Wealth Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 774 $ 801 $ 855 $ 848 $ 878 $ 1,497 $ 1,726 $ 104 13% $ 229 15% $ 30 4 % Distribution fees 507 518 554 557 562 1,023 1,119 55 11% 96 9% 5 1 % Net investment income 58 64 65 69 73 110 142 15 26% 32 29% 4 6 % Premiums - - - - - - - - - - - - - Other revenues 49 39 49 43 50 89 93 1 2% 4 4% 7 16 % Total revenues 1,388 1,422 1,523 1,517 1,563 2,719 3,080 175 13% 361 13% 46 3 % Banking and deposit interest expense 12 12 14 16 20 22 36 8 67% 14 64% 4 25 % Adjusted operating total net revenues 1,376 1,410 1,509 1,501 1,543 2,697 3,044 167 12% 347 13% 42 3 % Expenses Distribution expenses 789 813 866 869 876 1,566 1,745 87 11% 179 11% 7 1 % Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 3 2 2 3 2 5 5 (1) (33)% - - (1) (33)% General and administrative expense 293 296 316 313 315 587 628 22 8% 41 7% 2 1 % Adjusted operating expenses 1,085 1,111 1,184 1,185 1,193 2,158 2,378 108 10% 220 10% 8 1 % Pretax adjusted operating earnings $ 291 $ 299 $ 325 $ 316 $ 350 $ 539 $ 666 $ 59 20% $ 127 24% $ 34 11 % Pretax adjusted operating margin 21.1% 21.2% 21.5% 21.1% 22.7% 20.0% 21.9% 1.6% 1.9% 1.6 % Return on Capital Allocated capital $ 661 $ 707 $ 710 $ 718 $ 738 $ 661 $ 738 $ 77 12% $ 77 12% $ 20 3 % Adjusted operating return on allocated capital (1) 131.8% 132.5% 112.5% 119.2% 126.6% 131.8% 126.6% (5.2)% (5.2)% 7.4 % Brokerage cash balance (2) $ 25,597 $ 25,483 $ 26,238 $ 25,443 $ 24,504 $ 25,597 $ 24,504 $ (1,093) (4)% $ (1,093) (4)% $ (939) (4)% Brokerage sweep fee 0.97% 1.11% 1.14% 1.32% 1.57% 0.85% 1.45% 0.60% 0.60% 0.25 % On-balance sheet deposits $ 10,210 $ 10,439 $ 10,316 $ 10,252 $ 10,440 $ 10,210 $ 10,440 $ 230 2% $ 230 2% $ 188 2% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%. (2) Brokerage cash includes both off-balance sheet and on-balance sheet deposits. In the 2nd quarter of 2017 through the 2nd quarter of 2018, on-balance sheet deposits included in brokerage cash are $4.0B, $4.1B, $3.9B, $3.7B and $3.5B, respectively. Page 12 of 54

Ameriprise Financial, Inc. Advice & Wealth Management Segment Second Quarter 2018 Prior Year Comparisons (in millions, except headcount and where noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Product Information Certificates and Banking - Combined Pretax adjusted operating earnings $ 17 $ 19 $ 18 $ 17 $ 15 $ 32 $ 32 $ (2) (12)% $ - - $ (2) (12)% Allocated capital $ 344 $ 351 $ 353 $ 361 $ 380 $ 344 $ 380 $ 36 10% $ 36 10% $ 19 5 % Adjusted operating return on allocated capital (1) 14.4% 15.5% 13.3% 13.6% 13.2% 14.4% 13.2% (1.2)% (1.2)% (0.4)% Wealth Management & Distribution Pretax adjusted operating earnings $ 274 $ 280 $ 307 $ 299 $ 335 $ 507 $ 634 $ 61 22% $ 127 25% $ 36 12 % Allocated capital $ 317 $ 356 $ 357 $ 357 $ 358 $ 317 $ 358 $ 41 13% $ 41 13% $ 1 - Adjusted operating return on allocated capital (1) 253.1% 254.1% 215.3% 227.7% 242.9% 253.1% 242.9% (10.2)% (10.2)% 15.2 % Financial Advisors Employee advisors (2) 1,992 2,209 2,210 2,176 2,176 1,992 2,176 184 9% 184 9% - - Franchisee advisors 7,648 7,681 7,686 7,705 7,730 7,648 7,730 82 1% 82 1% 25 - Total financial advisors 9,640 9,890 9,896 9,881 9,906 9,640 9,906 266 3% 266 3% 25 - Adjusted operating total net revenues per financial advisor (in thousands) (3) $ 143 $ 143 $ 152 $ 152 $ 156 $ 280 $ 308 $ 13 9% $ 28 10% $ 4 3 % Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4) $ 552 $ 562 $ 575 $ 590 $ 603 $ 552 $ 603 $ 51 9% $ 51 9% $ 13 2 % Advisor Retention Employee 89.5% 90.7% 92.4% 92.2% 92.3% 89.5% 92.3% 2.8% 2.8% 0.1 % Franchisee 92.4% 92.7% 92.8% 93.0% 93.5% 92.4% 93.5% 1.1% 1.1% 0.5 % Total Client Assets (at period end) $ 512,035 $ 538,662 $ 559,692 $ 556,694 $ 565,726 $ 512,035 $ 565,726 $ 53,691 10% $ 53,691 10% $ 9,032 2 % Total Wrap Accounts Beginning assets $ 212,887 $ 222,327 $ 235,224 $ 248,150 $ 250,974 $ 201,078 $ 248,150 $ 38,087 18% $ 47,072 23% $ 2,824 1 % Inflows from acquisitions (5) - 743 - - - - - - - - - - - Other net flows 4,451 5,382 5,013 5,689 5,260 8,395 10,949 809 18% 2,554 30% (429) (8)% Net flows 4,451 6,125 5,013 5,689 5,260 8,395 10,949 809 18% 2,554 30% (429) (8)% Market appreciation (depreciation) and other (6) 4,989 6,772 7,913 (2,865) 2,495 12,854 (370) (2,494) (50)% (13,224) # 5,360 # Total wrap ending assets $ 222,327 $ 235,224 $ 248,150 $ 250,974 $ 258,729 $ 222,327 $ 258,729 $ 36,402 16% $ 36,402 16% $ 7,755 3 % Advisory wrap account assets ending balance (7) $ 220,248 $ 233,036 $ 245,819 $ 248,675 $ 256,327 $ 220,248 $ 256,327 $ 36,079 16% $ 36,079 16% $ 7,652 3% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%. (2) IPI advisors are being included in the employee advisor count. (3) Year-to-date is sum of current and prior quarters for the year under review. (4) Trailing twelve months is the sum of the last four quarters. (5) Inflows associated with acquisitions that closed during the quarter. (6) Included in Market appreciation (depreciation) and other is the change in IPI wrap assets. (7) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee. # Variance equal to or greater than 100%. Page 13 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Asset Management Segment Page 14 of 54

Ameriprise Financial, Inc. Asset Management Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Asset Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 624 $ 663 $ 685 $ 645 $ 636 $ 1,221 $ 1,281 $ 12 2% $ 60 5% $ (9) (1)% Distribution fees 112 111 114 114 110 233 224 (2) (2)% (9) (4)% (4) (4)% Net investment income 6 6 12 2 8 10 10 2 33% - - 6 # Premiums - - - - - - - - - - - - - Other revenues 5 4 5 17 1 8 18 (4) (80)% 10 # (16) (94)% Total revenues 747 784 816 778 755 1,472 1,533 8 1% 61 4% (23) (3)% Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 747 784 816 778 755 1,472 1,533 8 1% 61 4% (23) (3)% Expenses Distribution expenses 246 246 249 249 241 503 490 (5) (2)% (13) (3)% (8) (3)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs 4 4 3 3 4 8 7 - - (1) (13)% 1 33 % Interest and debt expense 6 5 6 6 6 11 12 - - 1 9% - - General and administrative expense 315 325 348 325 321 624 646 6 2% 22 4% (4) (1)% Adjusted operating expenses 571 580 606 583 572 1,146 1,155 1 - 9 1% (11) (2)% Pretax adjusted operating earnings $ 176 $ 204 $ 210 $ 195 $ 183 $ 326 $ 378 $ 7 4% $ 52 16% $ (12) (6)% Pretax adjusted operating margin 23.6% 26.0% 25.7% 25.1% 24.2% 22.1% 24.7% 0.6% 2.6% (0.9)% Adjusted operating total net revenues $ 747 $ 784 $ 816 $ 778 $ 755 $ 1,472 $ 1,533 $ 8 1% $ 61 4% $ (23) (3)% Distribution pass thru revenues (194) (197) (202) (201) (196) (400) (397) (2) (1)% 3 1% 5 2 % Subadvisory and other pass thru revenues (91) (91) (94) (85) (88) (183) (173) 3 3% 10 5% (3) (4)% (1) Net adjusted operating revenues $ 462 $ 496 $ 520 $ 492 $ 471 $ 889 $ 963 $ 9 2% $ 74 8% $ (21) (4)% Pretax adjusted operating earnings $ 176 $ 204 $ 210 $ 195 $ 183 $ 326 $ 378 $ 7 4% $ 52 16% $ (12) (6)% Adjusted operating net investment income (6) (6) (12) (2) (8) (10) (10) (2) (33)% - - (6) # Amortization of intangibles 4 4 5 5 4 8 9 - - 1 13% (1) (20)% (1) Net adjusted operating earnings $ 174 $ 202 $ 203 $ 198 $ 179 $ 324 $ 377 $ 5 3% $ 53 16% $ (19) (10)% Net pretax adjusted operating margin (1)(2) 37.7% 40.7% 39.0% 40.2% 38.0% 36.4% 39.1% 0.3% 2.7% (2.2)% Performance Fees (3) Net performance fees $ 2 $ 12 $ 12 $ 1 $ 3 $ 2 $ 4 $ 1 50% $ 2 # $ 2 # Return on Capital Allocated capital $ 1,822 $ 1,821 $ 1,868 $ 1,871 $ 1,867 $ 1,822 $ 1,867 $ 45 2% $ 45 2% $ (4) - Adjusted operating return on allocated capital (4) 29.3% 30.6% 26.3% 28.4% 29.3% 29.3% 29.3% - - 0.9% (1) See non-GAAP financial information on pg 33. (2) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. (3) Performance fees, which are net of associated compensation, do not include CLO incentive fees. (4) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%. # Variance equal to or greater than 100%. Page 15 of 54

Ameriprise Financial, Inc. Asset Management Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Total Managed Assets by Type Equity $ 257,680 $ 265,839 $ 275,417 $ 267,687 $ 268,561 $ 257,680 $ 268,561 $ 10,881 4% $ 10,881 4% $ 874 - Fixed income 176,318 178,006 173,571 172,127 169,136 176,318 169,136 (7,182) (4)% (7,182) (4)% (2,991) (2)% Money market 5,494 5,887 5,362 5,285 6,061 5,494 6,061 567 10% 567 10% 776 15 % Alternative 6,578 6,464 5,566 5,486 4,432 6,578 4,432 (2,146) (33)% (2,146) (33)% (1,054) (19)% Hybrid and other 26,579 27,757 34,642 34,730 33,882 26,579 33,882 7,303 27% 7,303 27% (848) (2)% Total managed assets by type $ 472,649 $ 483,953 $ 494,558 $ 485,315 $ 482,072 $ 472,649 $ 482,072 $ 9,423 2% $ 9,423 2% $ (3,243) (1)% Average Managed Assets by Type (1) Equity $ 255,259 $ 261,704 $ 270,533 $ 275,954 $ 268,420 $ 250,485 $ 272,829 $ 13,161 5% $ 22,344 9% $ (7,534) (3)% Fixed income 177,247 177,300 176,508 173,142 170,403 177,173 171,722 (6,844) (4)% (5,451) (3)% (2,739) (2)% Money market 5,845 5,826 5,539 5,474 6,071 5,881 5,841 226 4% (40) (1)% 597 11 % Alternative 7,126 6,524 6,092 5,533 5,045 7,232 5,260 (2,081) (29)% (1,972) (27)% (488) (9)% Hybrid and other 26,089 27,157 31,169 34,983 34,089 25,643 34,508 8,000 31% 8,865 35% (894) (3)% Total average managed assets by type $ 471,566 $ 478,511 $ 489,841 $ 495,086 $ 484,028 $ 466,414 $ 490,160 $ 12,462 3% $ 23,746 5% $ (11,058) (2)% (1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period. Page 16 of 54

Ameriprise Financial, Inc. Asset Management Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Managed Assets Rollforward Global Retail Funds Beginning assets $ 267,320 $ 272,902 $ 280,749 $ 287,803 $ 282,089 $ 259,919 $ 287,803 $ 14,769 6% $ 27,884 11% $ (5,714) (2)% Inflows 12,256 10,916 12,917 13,243 13,696 27,091 26,939 1,440 12% (152) (1)% 453 3 % Outflows (15,161) (12,329) (14,332) (17,023) (14,569) (33,339) (31,592) 592 4% 1,747 5% 2,454 14 % Net VP/VIT fund flows (847) (750) (773) (750) (689) (1,807) (1,439) 158 19% 368 20% 61 8 % Net new flows (3,752) (2,163) (2,188) (4,530) (1,562) (8,055) (6,092) 2,190 58% 1,963 24% 2,968 66 % Reinvested dividends 2,388 489 6,530 476 2,984 2,812 3,460 596 25% 648 23% 2,508 # Net flows (1,364) (1,674) 4,342 (4,054) 1,422 (5,243) (2,632) 2,786 # 2,611 50% 5,476 # Distributions (2,802) (689) (7,640) (657) (3,461) (3,402) (4,118) (659) (24)% (716) (21)% (2,804) # Market appreciation (depreciation) and other 7,989 9,064 9,975 (2,449) 4,953 19,372 2,504 (3,036) (38)% (16,868) (87)% 7,402 # Foreign currency translation (1) 1,759 1,146 377 1,446 (2,462) 2,256 (1,016) (4,221) # (3,272) # (3,908) # Total ending assets 272,902 280,749 287,803 282,089 282,541 272,902 282,541 9,639 4% 9,639 4% 452 - % of total retail assets sub-advised 17.2% 17.2% 17.9% 17.5% 18.0% 17.2% 18.0% 0.8% 0.8% 0.5 % Global Institutional Beginning assets 199,711 199,747 203,204 206,755 203,226 194,494 206,755 3,515 2% 12,261 6% (3,529) (2)% Inflows 5,930 5,805 5,805 6,345 5,775 13,054 12,120 (155) (3)% (934) (7)% (570) (9)% Inflows from acquisitions (2) - - 5,439 - - - - - - - - - - Outflows (13,308) (8,801) (13,229) (9,950) (8,936) (22,182) (18,886) 4,372 33% 3,296 15% 1,014 10 % Net flows (7,378) (2,996) (1,985) (3,605) (3,161) (9,128) (6,766) 4,217 57% 2,362 26% 444 12 % Market appreciation (depreciation) and other (3) 3,883 4,052 4,863 (2,866) 4,212 9,841 1,346 329 8% (8,495) (86)% 7,078 # Foreign currency translation (1) 3,531 2,401 673 2,942 (4,746) 4,540 (1,804) (8,277) # (6,344) # (7,688) # Total ending assets 199,747 203,204 206,755 203,226 199,531 199,747 199,531 (216) - (216) - (3,695) (2)% Total managed assets $ 472,649 $ 483,953 $ 494,558 $ 485,315 $ 482,072 $ 472,649 $ 482,072 $ 9,423 2% $ 9,423 2% $ (3,243) (1)% Total net flows $ (8,742) $ (4,670) $ 2,357 $ (7,659) $ (1,739) $ (14,371) $ (9,398) $ 7,003 80% $ 4,973 35% $ 5,920 77 % Former Parent Company Related (4) Retail net new flows $ (765) $ (570) $ (713) $ (545) $ (558) $ (1,685) $ (1,103) $ 207 27% $ 582 35% $ (13) (2)% Institutional net new flows (6,314) (2,411) (1,819) (1,029) (1,679) (8,006) (2,708) 4,635 73% 5,298 66% (650) (63)% Total net new flows $ (7,079) $ (2,981) $ (2,532) $ (1,574) $ (2,237) $ (9,691) $ (3,811) $ 4,842 68% $ 5,880 61% $ (663) (42)% (1) Amounts represent local currency to US dollar translation for reporting purposes. (2) Inflows associated with acquisitions that closed during the quarter. (3) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance. (4) Former parent company related assets and net new flows are included in the rollforwards above. # Variance equal to or greater than 100%. Page 17 of 54

Ameriprise Financial, Inc. Asset Management Segment - Columbia Second Quarter 2018 Mutual Fund Rankings in top 2 Lipper Quartiles 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 Domestic Equity Equal weighted 1 year 78% 72% 69% 57% 46% 3 year 72% 75% 75% 72% 59% 5 year 78% 78% 69% 69% 66 % Asset weighted 1 year 86% 68% 73% 58% 50% 3 year 75% 82% 83% 81% 54% 5 year 83% 82% 80% 80% 78 % International Equity Equal weighted 1 year 60% 75% 75% 85% 80% 3 year 60% 55% 60% 65% 65% 5 year 75% 75% 70% 75% 75 % Asset weighted 1 year 41% 56% 52% 57% 57% 3 year 48% 44% 47% 46% 50% 5 year 51% 55% 54% 57% 61 % Taxable Fixed Income Equal weighted 1 year 72% 72% 67% 74% 63% 3 year 72% 78% 83% 72% 72% 5 year 82% 76% 82% 76% 76 % Asset weighted 1 year 73% 74% 69% 80% 74% 3 year 82% 83% 89% 77% 74% 5 year 89% 87% 89% 82% 82 % Tax Exempt Fixed Income Equal weighted 1 year 53% 74% 79% 84% 95% 3 year 89% 89% 89% 89% 84% 5 year 100% 100% 100% 100% 100 % Asset weighted 1 year 38% 60% 76% 91% 99% 3 year 98% 98% 93% 92% 91% 5 year 100% 100% 100% 100% 100 % Asset Allocation Funds Equal weighted 1 year 54% 54% 62% 60% 53% 3 year 100% 90% 80% 69% 62% 5 year 78% 78% 78% 78% 78 % Asset weighted 1 year 47% 47% 51% 51% 48% 3 year 100% 94% 94% 90% 50% 5 year 92% 93% 94% 94% 94 % Number of 4- or 5-star Morningstar rated funds Overall 54 51 52 56 54 3 year 55 56 56 52 54 5 year 46 49 50 53 50 Percent of 4- or 5-star Morningstar rated funds Overall 56% 50% 51% 53% 51% 3 year 57% 55% 55% 50% 51% 5 year 49% 49% 51% 54% 51 % Percent of 4- or 5-star Morningstar rated assets Overall 65% 58% 60% 61% 58% 3 year 72% 66% 63% 52% 50% 5 year 56% 57% 59% 61% 51 % Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included. Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor. Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median. Page 18 of 54

Ameriprise Financial, Inc. Asset Management Segment - Threadneedle Second Quarter 2018 Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 Equity Equal weighted 1 year 54% 48% 59% 57% 56% 3 year 74% 72% 64% 64% 65% 5 year 65% 72% 63% 61% 73 % Asset weighted 1 year 65% 50% 56% 53% 53% 3 year 80% 79% 60% 59% 74% 5 year 54% 59% 63% 51% 75 % Fixed Income Equal weighted 1 year 76% 76% 83% 79% 77% 3 year 64% 79% 82% 69% 72% 5 year 72% 76% 72% 80% 72 % Asset weighted 1 year 85% 85% 93% 91% 94% 3 year 84% 90% 95% 89% 90% 5 year 80% 92% 88% 91% 89 % Allocation (Managed) Funds Equal weighted 1 year 67% 78% 67% 50% 50% 3 year 100% 89% 78% 88% 88% 5 year 83% 86% 100% 100% 100 % Asset weighted 1 year 44% 61% 60% 45% 48% 3 year 100% 94% 97% 99% 99% 5 year 92% 93% 100% 100% 100 % The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index. Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor. Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index. Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income. Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc. Page 19 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Annuities Segment Page 20 of 54

Ameriprise Financial, Inc. Annuities Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Annuities Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 195 $ 200 $ 204 $ 200 $ 200 $ 386 $ 400 $ 5 3% $ 14 4% $ - - Distribution fees 87 87 89 88 88 170 176 1 1% 6 4% - - Net investment income 175 173 170 164 161 354 325 (14) (8)% (29) (8)% (3) (2)% Premiums 33 24 32 24 27 60 51 (6) (18)% (9) (15)% 3 13 % Other revenues 137 142 143 137 146 265 283 9 7% 18 7% 9 7 % Total revenues 627 626 638 613 622 1,235 1,235 (5) (1)% - - 9 1 % Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 627 626 638 613 622 1,235 1,235 (5) (1)% - - 9 1 % Expenses Distribution expenses 107 105 114 110 113 209 223 6 6% 14 7% 3 3 % Interest credited to fixed accounts 118 121 116 113 115 236 228 (3) (3)% (8) (3)% 2 2 % Benefits, claims, losses and settlement expenses 149 19 156 150 158 292 308 9 6% 16 5% 8 5 % Amortization of deferred acquisition costs 48 40 46 50 49 95 99 1 2% 4 4% (1) (2)% Interest and debt expense 9 9 9 9 10 17 19 1 11% 2 12% 1 11 % General and administrative expense 54 51 49 49 48 105 97 (6) (11)% (8) (8)% (1) (2)% Adjusted operating expenses 485 345 490 481 493 954 974 8 2% 20 2% 12 2 % Pretax adjusted operating earnings $ 142 $ 281 $ 148 $ 132 $ 129 $ 281 $ 261 $ (13) (9)% $ (20) (7)% $ (3) (2)% Pretax adjusted operating margin 22.6% 44.9% 23.2% 21.5% 20.7% 22.8% 21.1% (1.9)% (1.7)% (0.8)% Return on Capital Allocated capital $ 1,956 $ 1,928 $ 1,933 $ 1,909 $ 1,911 $ 1,956 $ 1,911 $ (45) (2)% $ (45) (2)% $ 2 - Adjusted operating return on allocated capital (1) 13.7% 28.0% 24.9% 25.0% 25.2% 13.7% 25.2% 11.5% 11.5% 0.2 % Market impact on variable annuity guaranteed benefits (2) Risk margin and nonperformance spread impact $ (3) $ (7) $ 13 $ 28 $ 2 $ (25) $ 30 $ 5 # $ 55 # $ (26) (93)% Other (77) (48) (47) (33) (82) (118) (115) (5) (6)% 3 3% (49) # Total VA guaranteed benefit impact excluded from adjusted operating earnings $ (80) $ (55) $ (34) $ (5) $ (80) $ (143) $ (85) $ - - $ 58 41% $ (75) # Market impact on fixed index annuity benefits (3) Risk margin and nonperformance spread impact $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Other - - - - - - - - - - - - - Total fixed index annuity benefit impact excluded from adjusted operating earnings $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Total annuity net flows (4) $ (1,252) $ (1,098) $ (1,144) $ (1,162) $ (984) $ (2,588) $ (2,146) $ 268 21% $ 442 17% $ 178 15% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%. (2) Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization. (3) Market impact on fixed index annuity benefits, net of hedges and the related DAC amortization. (4) Excludes payout annuities. # Variance equal to or greater than 100%. Page 21 of 54

Ameriprise Financial, Inc. Annuities Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Product Information Variable Annuities Pretax adjusted operating earnings $ 127 $ 262 $ 134 $ 116 $ 117 $ 243 $ 233 $ (10) (8)% $ (10) (4)% $ 1 1 % Allocated capital (1) $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ - - $ - - $ - - Adjusted operating return on allocated capital (2) 30.0% 74.9% 67.4% 67.9% 68.1% 30.0% 68.1% 38.1% 38.1% 0.2 % Fixed Annuities (3) Pretax adjusted operating earnings $ 15 $ 19 $ 14 $ 16 $ 12 $ 38 $ 28 $ (3) (20)% $ (10) (26)% $ (4) (25)% Allocated capital $ 1,306 $ 1,278 $ 1,283 $ 1,259 $ 1,261 $ 1,306 $ 1,261 $ (45) (3)% $ (45) (3)% $ 2 - Adjusted operating return on allocated capital (2) 5.6% 4.7% 3.8% 3.4% 3.4% 5.6% 3.4% (2.2)% (2.2)% - Variable Annuities Rollforward Beginning balance $ 76,365 $ 77,397 $ 78,654 $ 80,340 $ 78,731 $ 74,817 $ 80,340 $ 2,366 3% $ 5,523 7% $ (1,609) (2)% Deposits 1,059 1,031 1,175 1,150 1,228 2,016 2,378 169 16% 362 18% 78 7 % Withdrawals and terminations (2,068) (1,916) (2,073) (2,069) (1,997) (4,095) (4,066) 71 3% 29 1% 72 3 % Net flows (1,009) (885) (898) (919) (769) (2,079) (1,688) 240 24% 391 19% 150 16 % Investment performance and interest credited 2,041 2,142 2,584 (690) 326 4,659 (364) (1,715) (84)% (5,023) # 1,016 # Total ending balance - contract accumulation values $ 77,397 $ 78,654 $ 80,340 $ 78,731 $ 78,288 $ 77,397 $ 78,288 $ 891 1% $ 891 1% $ (443) (1)% Variable annuities fixed sub-accounts $ 5,203 $ 5,187 $ 5,166 $ 5,139 $ 5,130 $ 5,203 $ 5,130 $ (73) (1)% $ (73) (1)% $ (9) - Fixed Deferred Annuities Rollforward Beginning balance $ 9,800 $ 9,631 $ 9,492 $ 9,320 $ 9,147 $ 9,991 $ 9,320 $ (653) (7)% $ (671) (7)% $ (173) (2)% Deposits 44 33 33 42 60 87 102 16 36% 15 17% 18 43 % Withdrawals and terminations (287) (246) (279) (285) (275) (596) (560) 12 4% 36 6% 10 4 % Net flows (243) (213) (246) (243) (215) (509) (458) 28 12% 51 10% 28 12 % Policyholder interest credited 74 74 74 70 71 149 141 (3) (4)% (8) (5)% 1 1 % Total ending balance - contract accumulation values $ 9,631 $ 9,492 $ 9,320 $ 9,147 $ 9,003 $ 9,631 $ 9,003 $ (628) (7)% $ (628) (7)% $ (144) (2)% Capitalized interest $ - $ 1 $ - $ - $ 1 $ 1 $ 1 $ 1 - $ - - $ 1 - Payout Annuities Reserve Balance $ 2,099 $ 2,091 $ 2,099 $ 2,093 $ 2,093 $ 2,099 $ 2,093 $ (6) - $ (6) - $ - - Tax Equivalent Spread - Fixed Deferred Annuities (4) Gross rate of return on invested assets (5) 4.3% 4.3% 4.2% 4.1% 4.2% 4.3% 4.2% (0.1)% (0.1)% 0.1 % Crediting rate excluding capitalized interest (3.1)% (3.1)% (3.1)% (3.1)% (3.2)% (3.1)% (3.2)% (0.1)% (0.1)% (0.1)% Tax equivalent margin spread 1.2% 1.2% 1.1% 1.0% 1.0% 1.2% 1.0% (0.2)% (0.2)% - Total Variable Annuities DAC Beginning balance $ 1,726 $ 1,729 $ 1,737 $ 1,747 $ 1,754 $ 1,724 $ 1,747 $ 28 2% $ 23 1% $ 7 - Capitalization 40 39 43 42 46 74 88 6 15% 14 19% 4 10 % Non adjusted operating amortization 9 6 2 (5) 10 18 5 1 11% (13) (72)% 15 # Amortization per income statement (43) (36) (41) (45) (45) (85) (90) (2) (5)% (5) (6)% - - Other (3) (1) 6 15 5 (2) 20 8 # 22 # (10) (67)% Total ending balance $ 1,729 $ 1,737 $ 1,747 $ 1,754 $ 1,770 $ 1,729 $ 1,770 $ 41 2% $ 41 2% $ 16 1 % Total Fixed Deferred Annuities DAC Beginning balance $ 74 $ 68 $ 67 $ 71 $ 83 $ 76 $ 71 $ 9 12% $ (5) (7)% $ 12 17 % Capitalization - 1 - 1 1 1 2 1 - 1 # - - Non adjusted operating amortization - - - - - (1) - - - 1 # - - Amortization per income statement (5) (4) (5) (5) (4) (10) (9) 1 20% 1 10% 1 20 % Other (1) 2 9 16 7 2 23 8 # 21 # (9) (56)% Total ending balance $ 68 $ 67 $ 71 $ 83 $ 87 $ 68 $ 87 $ 19 28% $ 19 28% $ 4 5% (1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes. (2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%. (3) Includes payout annuities. (4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets. (5) In the 2nd quarter of 2017 through the 2nd quarter of 2018, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.2%, 4.2%, 4.2%, 4.1% and 4.1% respectively. # Variance equal to or greater than 100%. Page 22 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Protection Segment Page 23 of 54

Ameriprise Financial, Inc. Protection Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Protection Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 12 $ 13 $ 14 $ 14 $ 13 $ 26 $ 27 $ 1 8% $ 1 4% $ (1) (7)% Distribution fees 23 23 26 24 25 47 49 2 9% 2 4% 1 4 % Net investment income 82 86 85 84 87 167 171 5 6% 4 2% 3 4 % Premiums 297 305 308 301 311 591 612 14 5% 21 4% 10 3 % Other revenues 103 51 95 96 97 207 193 (6) (6)% (14) (7)% 1 1 % Total revenues 517 478 528 519 533 1,038 1,052 16 3% 14 1% 14 3 % Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 517 478 528 519 533 1,038 1,052 16 3% 14 1% 14 3 % Expenses Distribution expenses 16 17 18 16 19 33 35 3 19% 2 6% 3 19 % Interest credited to fixed accounts 47 47 48 49 48 91 97 1 2% 6 7% (1) (2)% Benefits, claims, losses and settlement expenses 313 278 321 292 326 610 618 13 4% 8 1% 34 12 % Amortization of deferred acquisition costs 29 13 26 25 27 57 52 (2) (7)% (5) (9)% 2 8 % Interest and debt expense 6 7 6 6 7 12 13 1 17% 1 8% 1 17 % General and administrative expense 55 61 62 61 61 121 122 6 11% 1 1% - - Adjusted operating expenses 466 423 481 449 488 924 937 22 5% 13 1% 39 9 % Pretax adjusted operating earnings $ 51 $ 55 $ 47 $ 70 $ 45 $ 114 $ 115 $ (6) (12)% $ 1 1% $ (25) (36)% Pretax adjusted operating margin 9.9% 11.5% 8.9% 13.5% 8.4% 11.0% 10.9% (1.5)% (0.1)% (5.1)% Return on Capital Allocated capital $ 1,460 $ 1,391 $ 1,339 $ 1,465 $ 1,455 $ 1,460 $ 1,455 $ (5) - $ (5) - $ (10) (1)% Adjusted operating return on allocated capital (1) 15.1% 13.2% 10.3% 10.9% 10.9% 15.1% 10.9% (4.2)% (4.2)% - Market impact on indexed universal life benefits (2) Risk margin and nonperformance spread impact $ 6 $ 8 $ (3) $ (17) $ (10) $ 9 $ (27) $ (16) # $ (36) # $ 7 41 % Other (12) (18) 23 42 (10) (15) 32 2 17% 47 # (52) # Total market impact on indexed universal life benefits excluded from adjusted operating earnings $ (6) $ (10) $ 20 $ 25 $ (20) $ (6) $ 5 $ (14) # $ 11 # $ (45) # Product Information Life and Health (3) Pretax adjusted operating earnings $ 69 $ 48 $ 73 $ 65 $ 64 $ 137 $ 129 $ (5) (7)% $ (8) (6)% $ (1) (2)% Allocated capital $ 800 $ 769 $ 726 $ 818 $ 799 $ 800 $ 799 $ (1) - $ (1) - $ (19) (2)% Adjusted operating return on allocated capital (1) 29.9% 24.7% 21.4% 21.3% 21.6% 29.9% 21.6% (8.3)% (8.3)% 0.3 % Auto and Home Insurance Pretax adjusted operating earnings (loss) $ (18) $ 7 $ (26) $ 5 $ (19) $ (23) $ (14) $ (1) (6)% $ 9 39% $ (24) # Allocated capital $ 660 $ 622 $ 613 $ 647 $ 656 $ 660 $ 656 $ (4) (1)% $ (4) (1)% $ 9 1 % Adjusted operating return on allocated capital (1) (2.4)% (0.6)% (3.1)% (1.8)% (2.2)% (2.4)% (2.2)% 0.2% 0.2% (0.4)% Total Auto and Home catastrophe losses $ 44 $ 15 $ 38 $ 14 $ 40 $ 69 $ 54 $ (4) (9)% $ (15) (22)% $ 26 # (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%. (2) Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual. (3) Life and health includes captive insurance. # Variance equal to or greater than 100%. Page 24 of 54

Ameriprise Financial, Inc. Protection Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Cash Sales VUL / UL (1) $ 78 $ 72 $ 84 $ 71 $ 75 $ 143 $ 146 $ (3) (4)% $ 3 2% $ 4 6 % Term and whole life 2 2 2 2 2 4 4 - - - - - - Disability insurance 1 1 1 1 1 2 2 - - - - - - Auto and home 283 305 270 273 273 554 546 (10) (4)% (8) (1)% - - Total cash sales $ 364 $ 380 $ 357 $ 347 $ 351 $ 703 $ 698 $ (13) (4)% $ (5) (1)% $ 4 1 % VUL / UL Policyholder Account Balances Beginning balance $ 11,783 $ 12,006 $ 12,235 $ 12,534 $ 12,465 $ 11,511 $ 12,534 $ 682 6% $ 1,023 9% $ (69) (1)% Premiums and deposits 256 247 268 248 261 501 509 5 2% 8 2% 13 5 % Investment performance and interest 275 300 346 14 140 623 154 (135) (49)% (469) (75)% 126 # Withdrawals and surrenders (308) (319) (314) (330) (326) (627) (656) (18) (6)% (29) (5)% 4 1 % Other - 1 (1) (1) 1 (2) - 1 - 2 # 2 # Total ending balance $ 12,006 $ 12,235 $ 12,534 $ 12,465 $ 12,541 $ 12,006 $ 12,541 $ 535 4% $ 535 4% $ 76 1 % Premiums by Product Term and whole life $ 11 $ 11 $ 11 $ 11 $ 11 $ 22 $ 22 $ - - $ - - $ - - Disability insurance 35 36 35 34 35 70 69 - - (1) (1)% 1 3 % Auto and home 244 252 255 249 260 486 509 16 7% 23 5% 11 4 % Intercompany premiums 7 6 7 7 5 13 12 (2) (29)% (1) (8)% (2) (29)% Total premiums by product $ 297 $ 305 $ 308 $ 301 $ 311 $ 591 $ 612 $ 14 5% $ 21 4% $ 10 3 % Auto and Home Insurance Details Policy count (thousands) 937 939 942 934 911 937 911 (26) (3)% (26) (3)% (23) (2)% Catastrophe loss ratio 16.0% 5.8% 14.9% 5.6% 15.6% 12.7% 10.7% (0.4)% (2.0)% 10.0 % Non-catastrophe /other loss ratio 80.1% 80.3% 83.6% 80.1% 79.8% 79.4% 79.9% (0.3)% 0.5% (0.3)% Expense ratio 17.2% 16.9% 17.2% 17.9% 17.6% 18.6% 17.8% 0.4% (0.8)% (0.3)% Combined ratio 113.3% 103.0% 115.7% 103.6% 113.0% 110.7% 108.4% (0.3)% (2.3)% 9.4 % DAC Rollforward Life and Health Beginning balance $ 821 $ 819 $ 837 $ 839 $ 862 $ 821 $ 839 $ 41 5% $ 18 2% $ 23 3 % Capitalization 21 20 24 20 20 40 40 (1) (5)% - - - - Non adjusted operating amortization 3 3 (5) (9) 7 2 (2) 4 # (4) # 16 # Amortization per income statement (15) - (14) (12) (14) (29) (26) 1 7% 3 10% (2) (17)% Other (11) (5) (3) 24 16 (15) 40 27 # 55 # (8) (33)% Total ending balance $ 819 $ 837 $ 839 $ 862 $ 891 $ 819 $ 891 $ 72 9% $ 72 9% $ 29 3 % Life Insurance in Force $ 196,045 $ 195,947 $ 195,931 $ 195,588 $ 195,530 $ 196,045 $ 195,530 $ (515) - $ (515) - $ (58) - Net Amount at Risk $ 41,192 $ 41,146 $ 40,752 $ 40,655 $ 40,471 $ 41,192 $ 40,471 $ (721) (2)% $ (721) (2)% $ (184) - Net Policyholder Reserves VUL / UL $ 11,295 $ 11,548 $ 11,851 $ 11,755 $ 11,857 $ 11,295 $ 11,857 $ 562 5% $ 562 5% $ 102 1 % Term and whole life 200 198 197 195 193 200 193 (7) (4)% (7) (4)% (2) (1)% Disability insurance 526 530 528 523 521 526 521 (5) (1)% (5) (1)% (2) - Other insurance 783 775 765 743 731 783 731 (52) (7)% (52) (7)% (12) (2)% Auto and home loss and LAE reserves 599 589 611 599 631 599 631 32 5% 32 5% 32 5 % Total net policyholder reserves $ 13,403 $ 13,640 $ 13,952 $ 13,815 $ 13,933 $ 13,403 $ 13,933 $ 530 4% $ 530 4% $ 118 1% (1) Includes lump sum deposits. # Variance equal to or greater than 100%. Page 25 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Corporate & Other Segment Page 26 of 54

Ameriprise Financial, Inc. Corporate & Other Segment Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Product Information (1) Corporate excluding Long Term Care Adjusted operating total net revenues $ (11) $ (19) $ (56) $ (9) $ (11) $ (20) $ (20) $ - - $ - - $ (2) (22)% Adjusted operating expenses 62 59 65 49 49 134 98 (13) (21)% (36) (27)% - - Pretax adjusted operating earnings (loss) $ (73) $ (78) $ (121) $ (58) $ (60) $ (154) $ (118) $ 13 18% $ 36 23% $ (2) (3)% Long Term Care Adjusted operating total net revenues $ 66 $ 69 $ 67 $ 66 $ 67 $ 132 $ 133 $ 1 2% $ 1 1% $ 1 2 % Adjusted operating expenses 69 127 80 64 72 134 136 3 4% 2 1% 8 13 % Pretax adjusted operating earnings (loss) $ (3) $ (58) $ (13) $ 2 $ (5) $ (2) $ (3) $ (2) (67)% $ (1) (50)% $ (7) # Allocated capital $ 690 $ 652 $ 676 $ 681 $ 696 $ 690 $ 696 $ 6 1% $ 6 1% $ 15 2% (1) See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care # Variance equal to or greater than 100%. Page 27 of 54

Ameriprise Financial, Inc. Eliminations (1) Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Eliminations Adjusted Operating Income Statements Revenues Management and financial advice fees $ (34) $ (35) $ (34) $ (34) $ (34) $ (69) $ (68) $ - - 1$ 1% $ - - Distribution fees (304) (304) (327) (315) (320) (607) (635) (16) (5)% (28) (5)% (5) (2)% Net investment income - (1) (2) (1) (1) - (2) (1) - (2) - - - Premiums (8) (9) (9) (8) (8) (17) (16) - - 1 6% - - Other revenues - - - - - - - - - - - - - Total revenues (346) (349) (372) (358) (363) (693) (721) (17) (5)% (28) (4)% (5) (1)% Banking and deposit interest expense (1) (1) (1) (1) (1) (1) (2) - - (1) # - - Adjusted operating total net revenues (345) (348) (371) (357) (362) (692) (719) (17) (5)% (27) (4)% (5) (1)% Expenses Distribution expenses (325) (329) (350) (337) (344) (652) (681) (19) (6)% (29) (4)% (7) (2)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses (3) (3) (6) (4) (4) (6) (8) (1) (33)% (2) (33)% - - Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense - 1 (1) - - - - - - - - - - General and administrative expense (17) (17) (14) (16) (14) (34) (30) 3 18% 4 12% 2 13 % Adjusted operating expenses (345) (348) (371) (357) (362) (692) (719) (17) (5)% (27) (4)% (5) (1)% Pretax adjusted operating earnings $ - $ - $ - $ - $ - $ - $ - $ - - -$ - $ - - (1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses. # Variance equal to or greater than 100%. Page 28 of 54

Statistical Supplement Package (unaudited) Second Quarter 2018 Balance Sheet and Ratings Information Page 29 of 54

Ameriprise Financial, Inc. Consolidated Balance Sheets Second Quarter 2018 (in millions, unaudited) June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 Assets Cash and cash equivalents $ 2,392 $ 2,398 $ 2,484 $ 2,102 $ 2,431 Cash of consolidated investment entities 171 106 136 99 151 Investments 35,935 36,202 35,925 35,320 35,297 Investments of consolidated investment entities 2,257 2,215 2,131 2,111 1,297 Separate account assets 83,661 85,287 87,368 85,847 85,258 Receivables 5,483 5,751 5,762 5,860 5,913 Receivables of consolidated investment entities 38 9 25 20 17 Deferred acquisition costs 2,637 2,661 2,676 2,718 2,768 Restricted and segregated cash and investments 3,072 3,131 3,147 2,818 2,591 Other assets 7,508 7,743 7,826 7,867 7,545 Total Assets $ 143,154 $ 145,503 $ 147,480 $ 144,762 $ 143,268 Liabilities Policyholder account balances, future policy benefits and claims $ 29,878 $ 29,963 $ 29,904 $ 29,364 $ 29,255 Separate account liabilities 83,661 85,287 87,368 85,847 85,258 Customer deposits 10,200 10,427 10,303 10,240 10,428 Short-term borrowings 200 201 200 201 201 Long-term debt 2,908 2,902 2,891 2,881 2,875 Debt of consolidated investment entities 2,306 2,265 2,206 2,174 1,416 Accounts payable and accrued expenses 1,615 1,745 1,975 1,609 1,749 Other liabilities 6,001 6,364 6,575 6,570 6,426 Other liabilities of consolidated investment entities 138 43 63 36 28 Total Liabilities 136,907 139,197 141,485 138,922 137,636 Equity Ameriprise Financial Common shares ($.01 par) 3 3 3 3 3 Additional paid-in capital 7,903 8,017 8,085 8,116 8,171 Retained earnings 10,894 11,272 11,326 11,796 12,126 Treasury stock (12,852) (13,298) (13,648) (14,070) (14,489) Accumulated other comprehensive income, net of tax 299 312 229 (5) (179) Total Equity 6,247 6,306 5,995 5,840 5,632 Total Liabilities and Equity $ 143,154 $ 145,503 $ 147,480 $ 144,762 $ 143,268 Page 30 of 54

Ameriprise Financial, Inc. Capital and Ratings Information Second Quarter 2018 (in millions unless otherwise noted, unaudited) June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 Long-term Debt Summary Senior notes $ 2,850 $ 2,850 $ 2,850 $ 2,850 $ 2,850 Capital lease obligations 44 41 38 34 31 Fair value of hedges, unamortized discount and debt issuance costs 14 11 3 (3) (6) Total Ameriprise Financial long-term debt 2,908 2,902 2,891 2,881 2,875 Non-recourse debt of consolidated investment entities 2,308 2,267 2,208 2,174 1,416 Total long-term debt $ 5,216 $ 5,169 $ 5,099 $ 5,055 $ 4,291 Total Ameriprise Financial long-term debt $ 2,908 $ 2,902 $ 2,891 $ 2,881 $ 2,875 Fair value of hedges, unamortized discount and debt issuance costs (14) (11) (3) 3 6 Capital lease obligations (44) (41) (38) (34) (31) Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations (1) $ 2,850 $ 2,850 $ 2,850 $ 2,850 $ 2,850 Total equity (2) $ 6,247 $ 6,306 $ 5,995 $ 5,840 $ 5,632 Equity of consolidated investment entities (1) (1) - - (1) (1) Total equity excluding CIEs $ 6,246 $ 6,305 $ 5,995 $ 5,840 $ 5,631 Total Ameriprise Financial capital $ 9,155 $ 9,208 $ 8,886 $ 8,721 $ 8,507 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1) $ 9,096 $ 9,155 $ 8,845 $ 8,690 $ 8,481 Debt to capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 31.8% 31.5% 32.5% 33.0% 33.8 % Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1) 31.3% 31.1% 32.2% 32.8% 33.6 % A.M. Best Standard & Poor’s Rating Moody’s Investors Ratings (as of June 30, 2018 earnings release date) Company Services Service, Inc. Claims Paying Ratings (3) RiverSource Life Insurance Company A+ AA- Aa3 IDS Property Casualty Ins. Company A N/R N/R Debt Ratings (3) Ameriprise Financial, Inc. a- A A3 (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48. (2) Includes accumulated other comprehensive income, net of tax. (3) For the most current ratings information, please see the individual rating agency's website. N/R - Not Rated. Page 31 of 54

Ameriprise Financial, Inc. Ameriprise Financial Investments (1) Second Quarter 2018 (in millions unless otherwise noted, unaudited) June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 Cash and cash equivalents $ 2,392 $ 2,398 $ 2,484 $ 2,102 $ 2,431 Investments - Ending Balances Available-for-Sale Securities Corporate debt securities 15,857 15,650 15,075 14,434 14,252 Residential mortgage backed securities 6,921 6,790 6,611 5,992 5,986 Commercial mortgage backed securities 3,443 3,952 4,374 4,320 4,584 Asset backed securities 1,678 1,646 1,580 1,523 1,575 Total mortgage and other asset backed securities 12,042 12,388 12,565 11,835 12,145 State and municipal obligations 2,423 2,455 2,463 2,395 2,370 US government and agency obligations 7 6 503 1,373 1,424 Foreign government bonds and obligations 300 308 314 282 268 Common and preferred stocks (2) 18 19 7 - - Total other 2,748 2,788 3,287 4,050 4,062 Total available-for-sale securities 30,647 30,826 30,927 30,319 30,459 Commercial mortgage loans 2,737 2,770 2,775 2,740 2,708 Allowance for loan losses (21) (21) (19) (19) (19) Commercial mortgage loans, net 2,716 2,749 2,756 2,721 2,689 Residential mortgage loans 277 251 - - - Allowance for loan losses - - - - - Residential mortgage loans, net 277 251 - - - Policy loans 836 841 845 844 851 Other investments (2) 1,459 1,535 1,397 1,436 1,298 Total investments 35,935 36,202 35,925 35,320 35,297 Total cash, cash equivalents and investments $ 38,327 $ 38,600 $ 38,409 $ 37,422 $ 37,728 Net unrealized gain Available-for-Sale Securities $ 1,452 $ 1,508 $ 1,435 $ 878 $ 607 AFS Fixed Maturity Asset Quality - % AAA 33% 34% 37% 39% 40 % AA 7% 7% 7% 6% 6 % AFS securities AA and above 40% 41% 44% 45% 46 % A 18% 18% 17% 15% 15 % BBB 38% 37% 35% 36% 36 % Below investment grade 4% 4% 4% 4% 3 % Total AFS fixed maturity asset quality - % 100% 100% 100% 100% 100 % Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments 4% 4% 4% 4% 4% (1) Investments excluding investments of CIEs. (2) Beginning in the first quarter of 2018, equity securities, which were previously included in Available-for-Sale Securities, were reclassified to Other investments. Page 32 of 54

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. Page 33 of 54

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business. This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. Page 34 of 54

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and fixed index annuity benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities. Adjusted Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. Page 35 of 54

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. Page 36 of 54

Exhibit A Statistical Supplement Package (unaudited) Second Quarter 2018 Disclosed Items Page 37 of 54

Ameriprise Financial, Inc. Disclosed Items 2 Qtr 2018 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Market Impact on Market Impact on Market Impact on Market Impact Securities VA Guaranteed Fixed Index Securities Indexed Universal of Hedges Integration (in millions, unaudited) Gains/(Losses) (1) Benefits (2) Annuity Benefits (3) Gains/(Losses) (1) Life Benefits (4) CIEs (5) on Investments (6) Charges (7) Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ (2) $ - $ - Distribution fees - - - - - - - - Net investment income 4 - - 1 - 51 5 - Premiums - - - - - - - - Other revenues - - - - (10) - - - Total revenues 4 - - 1 (10) 49 5 - Banking and deposit interest expense - - - - - - - - Total net revenues 4 - - 1 (10) 49 5 - Expenses Distribution expenses - - - - - - - - Interest credited to fixed accounts - - - - 17 - - - Benefits, claims, losses and settlement expenses - 90 - - - - - - Amortization of deferred acquisition costs - (10) - - (7) - - - Interest and debt expense - - - - - 49 - - General and administrative expense - - - - - - - 4 Total expenses - 80 - - 10 49 - 4 Pretax segment income (loss) $ 4 $ (80) $ - $ 1 $ (20) $ - $ 5 $ (4) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Market Market Auto & Home Department of Excess Tax Benefits Impacts Impacts Catastrophe Labor Implementation from Share- (in millions, unaudited) to DAC/DSIC (8) to DAC/DSIC (8) Losses (9) Costs (10) Based Payments (11) Revenues Management and financial advice fees $ - $ - $ - $ - $ - Distribution fees - - - - - Net investment income - - - - - Premiums - - - - - Other revenues - - - - - Total revenues - - - - - Banking and deposit interest expense - - - - - Adjusted operating total net revenues - - - - - Expenses Distribution expenses - - - - - Interest credited to fixed accounts - - - - - Benefits, claims, losses and settlement expenses - - 40 - - Amortization of deferred acquisition costs (2) (1) - - - Interest and debt expense - - - - - General and administrative expense - - - 3 - Adjusted operating expenses (2) (1) 40 3 - Pretax adjusted operating earnings $ 2 $ 1 $ (40) $ (3) $ - Tax benefit (expense) $ 1 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Variable annuity guaranteed benefit impacts include: $90 million net expense related to hedged variable annuity benefits $10 million decrease in DAC and DSIC amortization resulting from hedged benefits (3) Fixed index annuity benefit impacts include: $0 million net expense related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (4) Indexed universal life benefit impacts include: $17 million net expense related to hedged indexed universal life benefits $7 million decrease in DAC amortization resulting from hedged indexed universal life benefits $10 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects revenues and expenses of Consolidated Investment Entities (6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments (8) Decrease in DAC and DSIC amortization from higher than projected separate account growth (9) Total auto and home catastrophe losses (10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (11) Excess tax benefits (deficiencies) related to share-based compensation Page 38 of 54

Ameriprise Financial, Inc. Disclosed Items 1 Qtr 2018 Excluded from Adjusted Operating Earnings Advice & Wealth Annuities Protection Corporate and Eliminations Management Market Impact on Market Impact on Market Impact on Market Impact Securities Securities VA Guaranteed Fixed Index Securities Indexed Universal Securities of Hedges Integration (in millions, unaudited) Gains/(Losses) (1) Gains/(Losses) (1) Benefits (2) Annuity Benefits (3) Gains/(Losses) (1) Life Benefits (4) Gains/(Losses) (1) CIEs (5) on Investments (6) Charges (7) Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (4) $ - $ - Distribution fees - - - - - - - - - - Net investment income 1 8 - - (1) - (2) 26 16 - Premiums - - - - - - - - - - Other revenues - - - - - 13 - - - - Total revenues 1 8 - - (1) 13 (2) 22 16 - Banking and deposit interest expense - - - - - - - - - - Total net revenues 1 8 - - (1) 13 (2) 22 16 - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - - - - - (21) - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - Amortization of deferred acquisition costs - - 5 - - 9 - - - - Interest and debt expense - - - - - - - 21 - - General and administrative expense - - - - - - - 1 - 3 Total expenses - - 5 - - (12) - 22 - 3 Pretax segment income (loss) $ 1 $ 8 $ (5) $ - $ (1) $ 25 $ (2) $ - $ 16 $ (3) Included in Adjusted Operating Earnings Asset Management Protection Corporate Consolidated EMEA Auto & Home Department of Excess Tax Benefits Change Catastrophe Labor Implementation from Share- (in millions, unaudited) Initiatives (8) Losses (9) Costs (10) Based Payments (11) Revenues Management and financial advice fees $ - $ - $ - $ - Distribution fees - - - - Net investment income - - - - Premiums - - - - Other revenues 14 - - - Total revenues 14 - - - Banking and deposit interest expense - - - - Adjusted operating total net revenues 14 - - - Expenses Distribution expenses - - - - Interest credited to fixed accounts - - - - Benefits, claims, losses and settlement expenses - 14 - - Amortization of deferred acquisition costs - - - - Interest and debt expense - - - - General and administrative expense 5 - 3 - Adjusted operating expenses 5 14 3 - Pretax adjusted operating earnings $ 9 $ (14) $ (3) $ - Tax benefit (expense) $ 20 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Variable annuity guaranteed benefit impacts include: $1 million net benefit related to hedged variable annuity benefits $6 million increase in DAC and DSIC amortization resulting from hedged benefits (3) Fixed index annuity benefit impacts include: $0 million net expense related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (4) Indexed universal life benefit impacts include: $21 million net benefit related to hedged indexed universal life benefits $9 million increase in DAC amortization resulting from hedged indexed universal life benefits $13 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects revenues and expenses of Consolidated Investment Entities (6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments (8) Net benefit from EMEA initiatives (9) Total auto and home catastrophe losses (10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (11) Excess tax benefits (deficiencies) related to share-based compensation Page 39 of 54

Ameriprise Financial, Inc. Disclosed Items 4 Qtr 2017 Excluded from Adjusted Operating Earnings Advice & Wealth Annuities Protection Corporate and Eliminations Management Market Impact on Market Impact on Market Impact on Market Impact Securities Securities VA Guaranteed Fixed Index Indexed Universal of Hedges Integration (in millions, unaudited) Gains/(Losses) (1) Gains/(Losses) (1) Benefits (2) Annuity Benefits (3) Life Benefits (4) CIEs (5) on Investments (6) Charges (7) Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ (3) $ - $ - Distribution fees - - - - - - - - Net investment income 3 8 - - - 27 6 - Premiums - - - - - - - - Other revenues - - - - 8 - - - Total revenues 3 8 - - 8 24 6 - Banking and deposit interest expense - - - - - - - - Total net revenues 3 8 - - 8 24 6 - Expenses Distribution expenses - - - - - - - - Interest credited to fixed accounts - - - - (17) - - - Benefits, claims, losses and settlement expenses - - 36 - - - - - Amortization of deferred acquisition costs - - (2) - 5 - - - Interest and debt expense - - - - - 24 - - General and administrative expense - - - - - - - 4 Total expenses - - 34 - (12) 24 - 4 Pretax segment income (loss) $ 3 $ 8 $ (34) $ - $ 20 $ - $ 6 $ (4) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Market Auto & Home Department of Excess Tax Benefits Impacts Catastrophe Labor Implementation Tax Act Severance from Share- Tax Act (in millions, unaudited) to DAC/DSIC (8) Losses (9) Costs (10) Impact (11) Expense (12) Based Payments (13) Impact (14) Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - Distribution fees - - - - - - - Net investment income - - - (51) - - - Premiums - - - - - - - Other revenues - - - - - - - Total revenues - - - (51) - - - Banking and deposit interest expense - - - - - - - Adjusted operating total net revenues - - - (51) - - - Expenses Distribution expenses - - - - - - - Interest credited to fixed accounts - - - - - - - Benefits, claims, losses and settlement expenses (2) 38 - - - - - Amortization of deferred acquisition costs (9) - - - - - - Interest and debt expense - - - - - - - General and administrative expense - - 6 - 7 - - Adjusted operating expenses (11) 38 6 - 7 - - Pretax adjusted operating earnings $ 11 $ (38) $ (6) $ (51) $ (7) $ - $ - Tax benefit (expense) $ 13 $ (269) (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Variable annuity guaranteed benefit impacts include: $35 million net expense related to hedged variable annuity benefits $1 million decrease in DAC and DSIC amortization resulting from hedged benefits (3) Fixed index annuity benefit impacts include: $0 million net expense related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (4) Indexed universal life benefit impacts include: $17 million net benefit related to hedged indexed universal life benefits $5 million increase in DAC amortization resulting from hedged indexed universal life benefits $8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects revenues and expenses of Consolidated Investment Entities (6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (7) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments (8) Decrease in DAC and DSIC amortization from higher than projected separate account growth (9) Total auto and home catastrophe losses (10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (11) Tax Cuts and Jobs Act impact on low income housing assets (12) Severance expense (13) Excess tax benefits (deficiencies) related to share-based compensation (14) The impact of the Tax Cuts and Jobs Act including remeasurement of net deferred tax assets using the lowered corporate tax rate, repatriation tax and the tax effect of low income housing assets Page 40 of 54

Ameriprise Financial, Inc. Disclosed Items 3 Qtr 2017 Excluded from Adjusted Operating Earnings Asset Management Annuities Protection Corporate and Eliminations Market Impact on Market Impact on Market Impact Securities Securities VA Guaranteed Securities Indexed Universal Securities of Hedges Integration (in millions, unaudited) Gains/(Losses) (1) Gains/(Losses) (1) Benefits (2) Gains/(Losses) (1) Life Benefits (3) Gains/(Losses) (1) CIEs (4) on Investments (5) Charges (6) Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ (3) $ - $ - Distribution fees - - - - - - - - - Net investment income (1) 3 - 1 - (6) 26 (1) - Premiums - - - - - - - - - Other revenues - - - - (5) - - - - Total revenues (1) 3 - 1 (5) (6) 23 (1) - Banking and deposit interest expense - - - - - - - - - Total net revenues (1) 3 - 1 (5) (6) 23 (1) - Expenses Distribution expenses - - - - - - - - - Interest credited to fixed accounts - - - - 8 - - - - Benefits, claims, losses and settlement expenses - - 61 - - - - - - Amortization of deferred acquisition costs - - (6) - (3) - - - - Interest and debt expense - - - - - - 22 - - General and administrative expense - - - - - - 1 - 1 Total expenses - - 55 - 5 - 23 - 1 Pretax segment income (loss) $ (1) $ 3 $ (55) $ 1 $ (10) $ (6) $ - $ (1) $ (1) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Market Valuation Market Valuation Auto & Home Valuation Long Term Care Department of Affordable Housing Excess Tax Benefits Impacts Assumption & Impacts Assumption & Catastrophe Assumption & Loss Labor Implementation Investment from Share- (in millions, unaudited) to DAC/DSIC (7) Model Changes (8) to DAC/DSIC (7) Model Changes (8) Losses (9) Model Changes (8) Recognition (10) Costs (11) Adjustment (12) Based Payments (13) Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Distribution fees - - - - - - - - - - Net investment income - - - - - - - - (4) - Premiums - - - - - - - - - - Other revenues - - - (47) - - - - - - Total revenues - - - (47) - - - - (4) - Banking and deposit interest expense - - - - - - - - - - Adjusted operating total net revenues - - - (47) - - - - (4) - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - - - - - - - - - - Benefits, claims, losses and settlement expenses (2) (119) - (14) 15 1 57 - - - Amortization of deferred acquisition costs (10) (1) (1) (13) - - - - - - Interest and debt expense - - - - - - - - - - General and administrative expense - - - - - - - 5 - - Adjusted operating expenses (12) (120) (1) (27) 15 1 57 5 - - Pretax adjusted operating earnings $ 12 $ 120 $ 1 $ (20) $ (15) $ (1) $ (57) $ (5) $ (4) $ - Tax benefit $ 25 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Variable annuity guaranteed benefit impacts include: $61 million net expense related to hedged variable annuity benefits $6 million decrease in DAC and DSIC amortization resulting from hedged benefits (3) Indexed universal life benefit impacts include: $8 million net expense related to hedged indexed universal life benefits $3 million decrease in DAC amortization resulting from hedged indexed universal life benefits $5 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (4) Reflects revenues and expenses of Consolidated Investment Entities (5) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (6) Integration charges related to Investment Professionals, Inc. acquisition (7) Decrease in DAC and DSIC amortization from higher than projected separate account growth (8) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review (9) Total auto and home catastrophe losses (10) Premium deficiency loss recognition for Long Term Care (11) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (12) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (13) Excess tax benefits (deficiencies) related to share-based compensation Page 41 of 54

Ameriprise Financial, Inc. Disclosed Items 2 Qtr 2017 Excluded from Adjusted Operating Earnings Advice & Wealth Annuities Protection Corporate and Eliminations Management Market Impact on Market Impact on Market Impact Securities Securities VA Guaranteed Indexed Universal of Hedges (in millions, unaudited) Gains/(Losses) (1) Gains/(Losses) (1) Benefits (2) Life Benefits (3) CIEs (4) on Investments (5) Revenues Management and financial advice fees $ - $ - $ - $ - $ (3) $ - Distribution fees - - - - - - Net investment income 7 14 - - 28 (8) Premiums - - - - - - Other revenues - - - (3) - - Total revenues 7 14 - (3) 25 (8) Banking and deposit interest expense - - - - - - Total net revenues 7 14 - (3) 25 (8) Expenses Distribution expenses - - - - - - Interest credited to fixed accounts - - - 6 - - Benefits, claims, losses and settlement expenses - 1 89 - - - Amortization of deferred acquisition costs - - (9) (3) - - Interest and debt expense - - - - 22 - General and administrative expense - - - - 2 - Total expenses - 1 80 3 24 - Pretax segment income (loss) $ 7 $ 13 $ (80) $ (6) $ 1 $ (8) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Market Auto & Home Department of Excess Tax Benefits Impacts Catastrophe Labor Implementation from Share- (in millions, unaudited) to DAC/DSIC (6) Losses (7) Costs (8) Based Payments (9) Revenues Management and financial advice fees $ - $ - $ - $ - Distribution fees - - - - Net investment income - - - - Premiums - - - - Other revenues - - - - Total revenues - - - - Banking and deposit interest expense - - - - Adjusted operating total net revenues - - - - Expenses Distribution expenses - - - - Interest credited to fixed accounts - - - - Benefits, claims, losses and settlement expenses (2) 44 - - Amortization of deferred acquisition costs (7) - - - Interest and debt expense - - - - General and administrative expense - - 8 - Adjusted operating expenses (9) 44 8 - Pretax adjusted operating earnings $ 9 $ (44) $ (8) $ - Tax benefit $ 4 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Variable annuity guaranteed benefit impacts include: $91 million net expense related to hedged variable annuity benefits $11 million decrease in DAC and DSIC amortization resulting from hedged benefits (3) Indexed universal life benefit impacts include: $6 million net expense related to hedged indexed universal life benefits $3 million decrease in DAC amortization resulting from hedged indexed universal life benefits $3 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (4) Reflects revenues and expenses of Consolidated Investment Entities (5) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (6) Decrease in DAC and DSIC amortization from higher than projected separate account growth (7) Total auto and home catastrophe losses (8) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (9) Excess tax benefits (deficiencies) related to share-based compensation Page 42 of 54

Exhibit B Statistical Supplement Package (unaudited) Second Quarter 2018 Corporate & Other Segment Details Page 43 of 54

Ameriprise Financial, Inc. Corporate Excluding Long Term Care Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Corporate Excluding Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - - -$ - $ - - Distribution fees - - - - - - - - - - - - - Net investment income (11) (19) (58) (10) (10) (22) (20) 1 9% 2 9% - - Premiums - - - - - - - - - - - - - Other revenues 1 1 3 2 - 3 2 (1) # (1) (33)% (2) # Total revenues (10) (18) (55) (8) (10) (19) (18) - - 1 5% (2) (25)% Banking and deposit interest expense 1 1 1 1 1 1 2 - - 1 # - - Adjusted operating total net revenues (11) (19) (56) (9) (11) (20) (20) - - - - (2) (22)% Expenses Distribution expenses - 1 - - - - - - - - - - - Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 4 3 4 3 3 9 6 (1) (25)% (3) (33)% - - General and administrative expense 58 55 61 46 46 125 92 (12) (21)% (33) (26)% - - Adjusted operating expenses 62 59 65 49 49 134 98 (13) (21)% (36) (27)% - - Pretax adjusted operating earnings (loss) $ (73) $ (78) $ (121) $ (58) $ (60) $ (154) $ (118) $ 13 18% $ 36 23% $ (2) (3)% # Variance equal to or greater than 100%. Page 44 of 54

Ameriprise Financial, Inc. Long Term Care Second Quarter 2018 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 2Q YTD Chg - 2Q Seq Qtr Chg - 2Q 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Diff. % Diff. % Diff. % Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Distribution fees - - - - - - - - - - - - - Net investment income 40 41 39 40 40 79 80 - - 1 1% - - Premiums 26 28 28 26 27 53 53 1 4% - - 1 4 % Other revenues - - - - - - - - - - - - - Total revenues 66 69 67 66 67 132 133 1 2% 1 1% 1 2 % Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 66 69 67 66 67 132 133 1 2% 1 1% 1 2 % Expenses Distribution expenses (2) (3) (4) (2) (3) (5) (5) (1) (50)% - - (1) (50)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses 62 119 74 56 65 120 121 3 5% 1 1% 9 16 % Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 2 3 3 3 3 5 6 1 50% 1 20% - - General and administrative expense 7 8 7 7 7 14 14 - - - - - - Adjusted operating expenses 69 127 80 64 72 134 136 3 4% 2 1% 8 13 % Pretax adjusted operating earnings (loss) $ (3) $ (58) $ (13) $ 2 $ (5) $ (2) $ (3) $ (2) (67)% $ (1) (50)% $ (7) # Net Policyholder Long Term Care Reserves (1) Active Life Reserves $ 1,946 $ 2,039 $ 2,087 $ 2,036 $ 2,009 $ 1,946 $ 2,009 $ 63 3% $ 63 3% $ (27) (1)% Disabled Life Reserves 480 490 504 507 515 480 515 35 7% 35 7% 8 2 % Total net policyholder long term care reserves $ 2,426 $ 2,529 $ 2,591 $ 2,543 $ 2,524 $ 2,426 $ 2,524 $ 98 4% $ 98 4% $ (19) (1)% (1) SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income. # Variance equal to or greater than 100%. Page 45 of 54

Exhibit C Statistical Supplement Package (unaudited) Second Quarter 2018 Non-GAAP Financial Measure Reconciliations Page 46 of 54

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Second Quarter 2018 (in millions unless otherwise noted, unaudited) Year-to-date 2 Qtr 2017 3 Qtr 2017 4 Qtr 2017 1 Qtr 2018 2 Qtr 2018 2017 2018 Return on Equity Net income (last twelve months) $ 1,410 $ 1,702 $ 1,480 $ 1,671 $ 1,740 $ 1,410 $ 1,740 Less adjustments (1) (132) (165) (123) (63) (89) (132) (89) Adjusted operating earnings (last twelve months) $ 1,542 $ 1,867 $ 1,603 $ 1,734 $ 1,829 $ 1,542 $ 1,829 Total Ameriprise Financial shareholders' equity (five point quarter end average) $ 6,518 $ 6,367 $ 6,212 $ 6,122 $ 6,004 $ 6,518 $ 6,004 Less AOCI, net of tax (five point quarter end average) 390 325 252 210 131 390 131 Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average) 6,128 6,042 5,960 5,912 5,873 6,128 5,873 Less equity impacts attributable to the consolidated investment entities (five point quarter end average) 1 1 - 1 1 1 1 Adjusted operating equity (five point quarter end average) $ 6,127 $ 6,041 $ 5,960 $ 5,911 $ 5,872 $ 6,127 $ 5,872 Return on equity excluding AOCI 23.0% 28.2% 24.8% 28.3% 29.6% 23.0% 29.6% Adjusted operating return on equity excluding AOCI 25.2% 30.9% 26.9% 29.3% 31.1% 25.2% 31.1% Effective Tax Rate Pretax income $ 511 $ 633 $ 595 $ 696 $ 548 $ 986 $ 1,244 Less adjustments (2) (73) (70) (1) 39 (94) (118) (55) Pretax adjusted operating earnings $ 584 $ 703 $ 596 $ 657 $ 642 $ 1,104 $ 1,299 Income tax provision $ 118 $ 126 $ 418 $ 102 $ 86 $ 190 $ 188 Adjusted operating income tax provision $ 143 $ 151 $ 418 $ 94 $ 106 $ 231 $ 200 Effective tax rate 23.1% 19.9% 70.3% 14.7% 15.7% 19.3% 15.2% Adjusted operating effective tax rate 24.5% 21.5% 70.1% 14.3% 16.5% 20.9% 15.4% (1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35% in 2017 and 21% in 2018. (2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities. Page 47 of 54

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Second Quarter 2018 (in millions unless otherwise noted, unaudited) June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 Long-term Debt Summary Senior notes $ 2,850 $ 2,850 $ 2,850 $ 2,850 $ 2,850 Capital lease obligations 44 41 38 34 31 Fair value of hedges, unamortized discount and debt issuance costs 14 11 3 (3) (6) Total Ameriprise Financial long-term debt 2,908 2,902 2,891 2,881 2,875 Less fair value of hedges, unamortized discount and debt issuance costs 14 11 3 (3) (6) Less capital lease obligations 44 41 38 34 31 Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations $ 2,850 $ 2,850 $ 2,850 $ 2,850 $ 2,850 Equity Summary Total equity $ 6,247 $ 6,306 $ 5,995 $ 5,840 $ 5,632 Less equity of consolidated investment entities 1 1 - - 1 Total equity excluding CIEs $ 6,246 $ 6,305 $ 5,995 $ 5,840 $ 5,631 Capital Summary Total Ameriprise Financial long-term debt $ 2,908 $ 2,902 $ 2,891 $ 2,881 $ 2,875 Total equity 6,247 6,306 5,995 5,840 5,632 Total Ameriprise Financial capital 9,155 9,208 8,886 8,721 8,507 Less equity of consolidated investment entities 1 1 - - 1 Less fair value of hedges, unamortized discount and debt issuance costs 14 11 3 (3) (6) Less capital lease obligations 44 41 38 34 31 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs $ 9,096 $ 9,155 $ 8,845 $ 8,690 $ 8,481 Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 31.8% 31.5% 32.5% 33.0% 33.8% Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs 31.3% 31.1% 32.2% 32.8% 33.6% Total equity $ 6,247 $ 6,306 $ 5,995 $ 5,840 $ 5,632 AOCI 299 312 229 (5) (179) Retained earnings attributable to CIEs 1 1 1 1 1 AOCI attributable to CIEs - - (1) (1) - Total equity $ 6,247 $ 6,306 $ 5,995 $ 5,840 $ 5,632 Less AOCI 299 312 229 (5) (179) Total equity excluding AOCI $ 5,948 $ 5,994 $ 5,766 $ 5,845 $ 5,811 Total equity $ 6,247 $ 6,306 $ 5,995 $ 5,840 $ 5,632 Less retained earnings attributable to CIEs 1 1 1 1 1 Less AOCI 299 312 229 (5) (179) Total equity excluding CIEs and AOCI $ 5,947 $ 5,993 $ 5,765 $ 5,844 $ 5,810 Page 48 of 54

Exhibit D Statistical Supplement Package (unaudited) Second Quarter 2018 Revenue Detail by Product Page 49 of 54

Ameriprise Financial, Inc. Revenue From Contracts With Customers Three Month Period Ended June 30, 2018 Non Adjusted Advice & Wealth Asset (in millions, unaudited) Annuities Protection Corporate & Other Total Segments Operating Total Management Management Revenue Revenues Management and financial advice fees: Asset management fees: Retail $ - $ 472 $ - $ - $ - $ 472 $ - $ 472 Institutional - 109 - - - 109 - 109 Advisory fees 706 - - - - 706 - 706 Financial planning fees 80 - - - - 80 - 80 Transaction and other fees 92 48 15 2 - 157 - 157 Total management and financial advice fees 878 629 15 2 - 1,524 - 1,524 Distribution Fees: Mutual funds 184 68 - - - 252 - 252 Insurance and annuity 231 42 84 10 - 367 - 367 Other products 147 - - - - 147 - 147 Total distribution fees 562 110 84 10 - 766 - 766 Other revenues 47 1 - - - 48 - 48 Total revenue from contracts with customers 1,487 740 99 12 - 2,338 - 2,338 Revenue from other sources 76 15 523 521 57 1,192 55 1,247 Total segment gross revenues 1,563 755 622 533 57 3,530 55 3,585 Banking and deposit interest expense 20 - - - 1 21 - 21 Total segment net revenues 1,543 755 622 533 56 3,509 55 3,564 Less: intersegment revenues 247 12 90 13 - 362 6 368 Total net revenues $ 1,296 $ 743 $ 532 $ 520 $ 56 $ 3,147 $ 49 $ 3,196 Page 50 of 54

Ameriprise Financial, Inc. Revenue From Contracts With Customers Three Month Period Ended March 31, 2018 Non Adjusted Advice & Wealth Asset (in millions, unaudited) Annuities Protection Corporate & Other Total Segments Operating Total Management Management Revenue Revenues Management and financial advice fees: Asset management fees: Retail $ - $ 480 $ - $ - $ - $ 480 $ - $ 480 Institutional - 111 - - - 111 - 111 Advisory fees 691 - - - - 691 - 691 Financial planning fees 68 - - - - 68 - 68 Transaction and other fees 89 48 14 2 - 153 - 153 Total management and financial advice fees 848 639 14 2 - 1,503 - 1,503 Distribution Fees: Mutual funds 190 69 - - - 259 - 259 Insurance and annuity 222 45 84 8 - 359 - 359 Other products 145 - - - - 145 - 145 Total distribution fees 557 114 84 8 - 763 - 763 Other revenues 41 1 - - - 42 - 42 Total revenue from contracts with customers 1,446 754 98 10 - 2,308 - 2,308 Revenue from other sources 71 24 515 509 58 1,177 61 1,238 Total segment gross revenues 1,517 778 613 519 58 3,485 61 3,546 Banking and deposit interest expense 16 - - - 1 17 - 17 Total segment net revenues 1,501 778 613 519 57 3,468 61 3,529 Less: intersegment revenues 240 12 90 16 (1) 357 4 361 Total net revenues $ 1,261 $ 766 $ 523 $ 503 $ 58 $ 3,111 $ 57 $ 3,168 Page 51 of 54

Ameriprise Financial, Inc. Revenue From Contracts With Customers Three Month Period Ended December 31, 2017 Non Adjusted Advice & Wealth Asset (in millions, unaudited) Annuities Protection Corporate & Other Total Segments Operating Total Management Management Revenue Revenues Management and financial advice fees: Asset management fees: Retail $ - $ 484 $ - $ - $ - $ 484 $ - $ 484 Institutional - 148 - - - 148 - 148 Advisory fees 677 - - - - 677 - 677 Financial planning fees 87 - - - - 87 - 87 Transaction and other fees 91 47 15 2 - 155 - 155 Total management and financial advice fees 855 679 15 2 - 1,551 - 1,551 Distribution Fees: Mutual funds 193 70 - - - 263 - 263 Insurance and annuity 234 44 85 8 - 371 - 371 Other products 127 - - - - 127 - 127 Total distribution fees 554 114 85 8 - 761 - 761 Other revenues 45 1 - - - 46 - 46 Total revenue from contracts with customers 1,454 794 100 10 - 2,358 - 2,358 Revenue from other sources 69 22 538 518 12 1,159 52 1,211 Total segment gross revenues 1,523 816 638 528 12 3,517 52 3,569 Banking and deposit interest expense 14 - - - 1 15 - 15 Total segment net revenues 1,509 816 638 528 11 3,502 52 3,554 Less: intersegment revenues 252 12 92 16 (1) 371 3 374 Total net revenues $ 1,257 $ 804 $ 546 $ 512 $ 12 $ 3,131 $ 49 $ 3,180 Page 52 of 54

Ameriprise Financial, inc. Revenue From Contracts With Customers Three Month Period Ended September 30, 2017 Non Adjusted Advice & Wealth Asset (in millions, unaudited) Annuities Protection Corporate & Other Total Segments Operating Total Management Management Revenue Revenues Management and financial advice fees: Asset management fees: Retail $ - $ 467 $ - $ - $ - $ 467 $ - $ 467 Institutional - 140 - - - 140 - 140 Advisory fees 641 - - - - 641 - 641 Financial planning fees 71 - - - - 71 - 71 Transaction and other fees 89 51 14 3 - 157 - 157 Total management and financial advice fees 801 658 14 3 - 1,476 - 1,476 Distribution Fees: Mutual funds 186 68 - - - 254 - 254 Insurance and annuity 212 43 82 10 - 347 - 347 Other products 120 - - - - 120 - 120 Total distribution fees 518 111 82 10 - 721 - 721 Other revenues 36 - - - - 36 - 36 Total revenue from contracts with customers 1,355 769 96 13 - 2,233 - 2,233 Revenue from other sources 67 15 530 465 51 1,128 18 1,146 Total segment gross revenues 1,422 784 626 478 51 3,361 18 3,379 Banking and deposit interest expense 12 - - - 1 13 - 13 Total segment net revenues 1,410 784 626 478 50 3,348 18 3,366 Less: intersegment revenues 233 12 88 16 (1) 348 4 352 Total net revenues $ 1,177 $ 772 $ 538 $ 462 $ 51 $ 3,000 $ 14 $ 3,014 Page 53 of 54

Ameriprise Financial, Inc. Revenue From Contracts With Customers Three Month Period Ended June 30, 2017 Non Adjusted Advice & Wealth Asset (in millions, unaudited) Annuities Protection Corporate & Other Total Segments Operating Total Management Management Revenue Revenues Management and financial advice fees: Asset management fees: Retail $ - $ 460 $ - $ - $ - $ 460 $ - $ 460 Institutional - 106 - - - 106 - 106 Advisory fees 606 - - - - 606 - 606 Financial planning fees 75 - - - - 75 - 75 Transaction and other fees 93 53 15 1 - 162 - 162 Total management and financial advice fees 774 619 15 1 - 1,409 - 1,409 Distribution Fees: Mutual funds 178 71 - - - 249 - 249 Insurance and annuity 210 41 82 7 - 340 - 340 Other products 119 - - - - 119 - 119 Total distribution fees 507 112 82 7 - 708 - 708 Other revenues 46 - - - - 46 - 46 Total revenue from contracts with customers 1,327 731 97 8 - 2,163 - 2,163 Revenue from other sources 61 16 530 509 56 1,172 39 1,211 Total segment gross revenues 1,388 747 627 517 56 3,335 39 3,374 Banking and deposit interest expense 12 - - - 1 13 - 13 Total segment net revenues 1,376 747 627 517 55 3,322 39 3,361 Less: intersegment revenues 231 12 87 15 - 345 4 349 Total net revenues $ 1,145 $ 735 $ 540 $ 502 $ 55 $ 2,977 $ 35 $ 3,012 Page 54 of 54